UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) March 10, 2006

                               GUIDANT CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA
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                 (State or Other Jurisdiction of Incorporation)

             001-13388                                 35-1931722
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      (Commission File Number)             (IRS Employer Identification No.)


     111 Monument Circle, 29th Floor                      46204-5129
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           Indianapolis, Indiana                          (Zip Code)
  (Address of Principal Executive Offices)

                                 (317) 971-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

         On March 10, 2006, Guidant Corporation (the "Company") issued a press release, attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing that Frederick McCoy, Jr., president, Guidant Cardiac Rhythm Management, has elected early retirement effective March 17, 2006. On the same day, the Company entered into an agreement, attached hereto as Exhibit 10.1 and incorporated by reference herein, with Cardiac Pacemakers, Inc. and Mr. McCoy. Under that agreement, Mr. McCoy's retirement is a "Covered Termination" entitling him to payments, benefits and rights under the Company's Change in Control Severance Pay Plan for Select Employees. Pursuant to the agreement, Mr. McCoy will provide consulting services to the Company through March 31, 2008. During such time, Mr. McCoy has agreed not to have any involvement in the design, development, manufacturing, marketing or sale of products that compete with certain of the Company's products. Mr. McCoy has also agreed to non-solicitation provisions with respect to the Company's employees during this time. In addition, Mr. McCoy has agreed to cooperate fully with the Company in connection with any lawsuit, claim or investigation about which the Company believes he may have relevant information or knowledge. Mr. McCoy also has agreed not to disclose or use any confidential information relating to the Company at any time. The Company has agreed to make a payment of approximately $300,000 to Mr. McCoy to cover his medical insurance expenses until such time as he qualifies for coverage under Medicare.

Item 9.01         Financial Statements and Exhibits.

Exhibit No.       Description
-----------       -----------

    10.1 Agreement, dated March 10, 2006, between Guidant Corporation, Cardiac Pacemakers, Inc. and R. Frederick McCoy, Jr.

    99.1          Press Release dated March 10, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      GUIDANT CORPORATION


Dated: March 13, 2006                        By: /s/ Keith E. Brauer
                                                 -------------------------------
                                             Name:  Keith E. Brauer
                                             Title: Vice President, Finance and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

    10.1 Agreement, dated March 10, 2006, between Guidant Corporation, Cardiac Pacemakers, Inc. and Frederick McCoy, Jr.

    99.1          Press Release dated R. March 10, 2006